------------------------------------------------------------------------------
                          JASON INCORPORATED
                       411 East Wisconsin Avenue
                             Suite 2500
                       Milwaukee, Wisconsin 53202
______________________________________________________________________________


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The Annual Meeting of Shareholders of Jason Incorporated will be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Wednesday, April 24, 1996, at 10 a.m. for the following purposes:

          1.   To elect directors.

          2. To ratify the appointment of Price Waterhouse LLP, independent accountants, as auditors of the Company for its fiscal year 1996.
          3. To transact any other business as may properly come before the meeting and any adjournment or adjournments thereof.

  The transfer books of the Company will not be closed for the Annual Meeting. Shareholders of record at the close of business on March 4, 1996, are entitled to receive notice of, and to vote at, the meeting. All shareholders are cordially invited to attend the meeting in person, if possible. Shareholders who are unable to be present in person are requested to execute and return promptly, in the enclosed envelope, the accompanying Proxy which is solicited by the Board of Directors of the Company. Your attendance at the meeting, whether in person or by Proxy, is important to ensure a quorum. If you return the Proxy, you still may vote your shares in person by giving written notice (by subsequent Proxy or otherwise) to the Secretary of the Company at any time prior to its vote at the Annual Meeting.



                                   By Order of the Board of Directors



                                   Mark Train, Secretary



Milwaukee, Wisconsin
March 15, 1996

------------------------------------------------------------------------------
                             JASON INCORPORATED
                         411 East Wisconsin Avenue
                                Suite 2500
                         Milwaukee, Wisconsin 53202


            PROXY STATEMENT FOR 1996 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Jason Incorporated (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin at 10 a.m. on Wednesday, April 24, 1996, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The mailing of this Proxy Statement and accompanying form of Proxy to shareholders will take place on or about March 15, 1996.

                             GENERAL INFORMATION

The Board of Directors knows of no business which will be presented to the meeting other than the matters referred to in the accompanying Notice of Meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the Proxy will vote on such matters in accordance with their judgment. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated Proxy or a vote in person at the Annual Meeting. Shares represented by properly executed Proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed Proxy returned to the Company, the shares represented thereby will be voted (1) in FAVOR of the election of the directors listed in the enclosed Proxy and (2) in FAVOR of the ratification of Price Waterhouse as independent accountants for fiscal year 1996. Only holders of the common stock of the Company (the "Common Stock") whose names appear of record on the books of the Company at the close of business on March 4, 1996, are entitled to vote at the meeting. On that date, the only outstanding shares of capital stock of the Company were 20,123,293 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be presented at the meeting. THE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE AT THE MEETING IS REQUIRED FOR APPROVAL OF EACH PROPOSAL BEING SUBMITTED TO SHAREHOLDERS.


                             ELECTION OF DIRECTORS

Pursuant to the authority contained by the By-Laws of the Company, the Board of Directors has established the number of directors to be six. The Board of Directors has nominated Vincent Martin, Mark Train, Wayne Oldenburg, Frank Jones, Wayne Fethke and David Drury for election as directors, all to serve until the 1997 Annual Meeting of Shareholders. As indicated below, all six persons nominated by the Board of Directors are incumbent directors. The Company anticipates that all of the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, Proxies will be voted for any substitute nominee designated by the Company (except where a Proxy withholds authority with respect to the election of directors). The Board of Directors held six meetings during the Company's fiscal year ended December 29, 1995.


                                  COMMITTEES

The Company has both Audit and Compensation Committees of directors. The Board's Audit Committee is comprised of David Drury (Chairman), Wayne Fethke, Wayne Oldenburg and Frank Jones. The responsibilities of the Audit Committee, in addition to such other duties as may be specified by the Board of Directors, include the following: (1) recommendation to the Board of Directors of independent accountants for the Company; (2) review of the timing, scope and results of the independent accountants' audit examination; and (3) review of periodic comments and recommendations by the independent accountants and of the Company's response thereto regarding the adequacy of internal accounting controls. The Audit Committee met three times in the fiscal year ended December 29, 1995.

The Board's Compensation Committee is comprised of Wayne Fethke (Chairman), Wayne Oldenburg, Frank Jones and David Drury. The responsibility of the Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, is to make recommendations to the Board of Directors with respect to compensation for the executive officers, the stock option program and the management incentive compensation program. The Compensation Committee met once in the fiscal year ended December 29, 1995. No incumbent director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served, if any.


                    NOMINEES FOR ELECTION AS DIRECTORS

VINCENT MARTIN
Age: 56; Elected Director: 1985; Present Term Ends: 1996 Annual Meeting; Shares Beneficially Owned: 4,960,642

Mr. Martin has been the President and a director of the Company since it was formed in November 1985. Mr. Martin is a director of Modine Manufacturing Company.

MARK TRAIN
Age: 54; Elected Director: 1985; Present Term Ends: 1996 Annual Meeting; Shares Beneficially Owned: 3,474,376

Mr. Train has been the Executive Vice President,
Secretary, Treasurer and a director of the Company since its formation. Mr. Train is a Director of Medalist Industries, Inc. He is a member of the American Institute of Certified Public Accountants.

WAYNE OLDENBURG
Age: 49; Elected Director: 1987; Present Term Ends: 1996 Annual Meeting; Shares Beneficially Owned: 134,178 Since 1981

Mr. Oldenburg has served as Chief
Executive Officer of Oldenburg Group, Inc., a privately-held industrial manufacturing company.

FRANK JONES
Age: 56; Elected Director: 1987; Present Term Ends: 1996 Annual Meeting; Shares Beneficially Owned: 83,186

For the past eight years Mr. Jones has been an independent consultant in Tucson, Arizona. Mr. Jones is a director of Modine Manufacturing Company, Met Coil Systems, Inc., Ingersoll International Incorporated, Star Cutter Co., Gardner Publications Inc. and General Tool Co. Inc.

DAVID DRURY
Age: 47; Elected Director: 1989; Present Term Ends: 1996 Annual Meeting; Shares Beneficially Owned: 57,863

Mr. Drury has served as President of Stolper-
Fabralloy Co. LLC, a fabricator of gas turbine engine components, since October 1994. From January 1, 1994, through September 1994 Mr. Drury was an independent consultant in Milwaukee, Wisconsin. From November 1989 through December 1993, Mr. Drury was Executive Vice President of Oldenburg Group, Inc., a privately-held industrial manufacturing company. Prior to joining Oldenburg Group, Inc., Mr. Drury was with the public accounting firm of Price Waterhouse, most recently serving as Managing Partner of the Milwaukee office.

WAYNE FETHKE
Age: 51; Elected Director: 1987; Present Term Ends: 1996 Annual Meeting; Shares Beneficially Owned: 56,773

Mr. Fethke has served as Chief Executive Officer of
Fiskars Consumer Products Group whose parent is Fiskars OY AB of Helsinki, Finland, since 1978. Fiskars is a manufacturer of consumer cutlery and power electronics.


                            EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

     Name                        Title                               Age
     ----                        -----                               ---
Vincent Martin        Chairman of the Board, President                56
                      and Chief Executive Officer
Mark Train            Executive Vice President, Secretary,            54
                      Treasurer
Larry Edwards         Senior Vice President                           46
David Anderson        Vice President                                  58
Michael Gubesch       Vice President                                  55
Wendell Hung          Vice President                                  54
James Muraski         Vice President                                  53
Robert Sandberg       Vice President                                  46
William Talbert       Vice President                                  52
James Tyler           Vice President                                  57
Howard Wolter         Controller and Assistant Secretary              64


The terms of office and past business experiences of Messrs. Martin and Train are described above.

LARRY EDWARDS, Senior Vice President
Mr. Edwards has been Senior Vice President of the Company since December 1994 and a Vice President of the Company since July 1989. He is in charge of the Company's power generation business. Mr. Edwards has been with Braden Manufacturing since 1976 and held positions of Vice President of Operations and General Manager prior to Jason's acquisition of Braden in June 1989.

DAVID ANDERSON, Vice President
Mr. Anderson was appointed a Vice President of the Company in January 1995 and is in charge of the Company's seating business. Mr. Anderson was President of this business under prior ownership from 1974 until it was acquired by the Company in January 1995.

MICHAEL GUBESCH, Vice President
Mr. Gubesch was appointed a Vice President of the Company in May 1993 and is in charge of the Company's Janesville Products unit. Mr. Gubesch has been with Janesville Products since 1983 and was Vice President of Operations when Janesville Products was acquired in January 1986.

DR. WENDELL HUNG, Vice President
Dr. Hung was appointed a Vice President of the Company in December 1994 and is in charge of the Company's heat recovery steam generating business. Dr. Hung was President of this business under prior ownership from 1985 until it was acquired by the Company in January 1994.

JAMES MURASKI, Vice President
Mr. Muraski was appointed a Vice President of the Company in November 1993 and is in charge of the Company's precision components business. Mr. Muraski was President of this business under its prior ownership from August 1989 until this business was acquired by the Company in November 1993. For the prior 5 years, Mr. Muraski was President of Stolper Industries, a fabricator of gas turbine engine components.

ROBERT SANDBERG, Vice President
Mr. Sandberg was appointed a Vice President of the Company in December 1994 and is in charge of the Company's Sackner Products unit. Mr. Sandberg has been with Sackner Products since 1977 and was Vice President of Operations when it was acquired by the Company in June 1991.

WILLIAM TALBERT, Vice President
Mr. Talbert has been with the Company since 1987 and was appointed a Vice President of the Company in February 1988. He is in charge of the Company's industrial buff and buffing compound business.

JAMES TYLER, Vice President
Mr. Tyler has been a Vice President of the Company since its formation and is in charge of its industrial brush business.

HOWARD WOLTER, Controller and Assistant Secretary
Mr. Wolter has been the Controller and Assistant Secretary of the Company since April 1989. Mr. Wolter has been with the Company since its formation.


                           EXECUTIVE COMPENSATION

The following table sets forth summary information with respect to all compensation, including stock options granted and all cash bonuses and accrued deferred compensation, incurred by the Company during the last three fiscal years ended December 29, 1995, to or on behalf of the Chief Executive Officer and the four most highly paid senior executive officers, other than the CEO (the "named executive officers"):



                        SUMMARY COMPENSATION TABLE

                                                     Annual Compensation                     Long Term Compensation
                                          ------------------------------------------     ----------------------------------
                                                                                             Awards             Payouts
                                                                                             -------            -------
                                                                                           Securities
Name and                                                              Other Annual         Underlying             LTIP
Principal Position               Year      Salary($)   Bonus($)*   Compensation($)**     Options/SARs(#)     Payouts ($)***
------------------              ------    ----------   ---------   -----------------     ---------------     --------------
Vincent Martin                   1995      $350,000    $  35,000         $6,000                  0                   0
   President                     1994       330,000      155,294          6,120                  0                   0
                                 1993       305,000      152,500          6,855                  0                   0

Mark Train                       1995       325,000       32,500          6,000                  0                   0
   Executive Vice President,     1994       305,000      143,529          6,120                  0                   0
   Secretary, Treasurer          1993       280,000      140,000          6,855                  0                   0

Larry Edwards                    1995       180,000      180,000          6,000                  0              27,000
   Senior Vice President         1994       170,000      170,000          6,000             10,000              15,000
                                 1993       142,000      142,000          4,970                  0              16,500
David Anderson                   1995       170,000      170,000          9,750             50,000                   0
   Vice President

James Tyler                      1995       138,000      138,000          6,000             10,000              25,200
   Vice President                1994       132,000      132,000          5,940                  0              14,400
                                  1993      126,000       90,600          4,410             12,500              18,000

     *    Bonus earned upon achievement of performance objectives. See
          "Compensation Committee Report."
     ** Company contributions under qualified employees' savings and profit sharing plan.
     *** Long-term incentive plan (LTIP) payout consists of amounts paid under growth bonus program. See "Compensation Committee Report."


The Company, by policy, provides that each of its officers, including the named executive officers, is entitled to receive their base salaries for one year after termination if the Company terminates their employment without cause. If termination is for cause, which includes gross negligence in the course of employment and other forms of misconduct, the salary continuation is forfeited. Mr. Anderson has a five year employment agreement which was effective upon the acquisition of Milsco Manufacturing Company on January 3, 1995. Directors of the Company, other than salaried employees of the Company, receive directors' fees of $15,000 per year and $750 per meeting. All directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors. In addition, each non-employee director was granted options to purchase 10,000 shares of common stock at an exercise price of $6.75 per share on December 19, 1995.

                              STOCK OPTIONS

On April 16, 1987, the Company adopted a nonqualified stock option plan, which was amended on April 25, 1991, (the "Plan''). The Plan provides for the grant to key employees and outside directors of the Company of options covering shares of Common Stock. The Plan is administered by the Board of Directors which has discretion to increase the number of shares covered by the Plan, select optionees, designate the number of shares to be covered by each option, establish vesting schedules, specify the amount and type of consideration to be paid to the Company on exercise, and to specify certain other terms of the options. The exercise price of options granted under the Plan must be at least 85% of the fair market value of the Common Stock on the date of grant. The Company has reserved 2,187,500 shares of Common Stock for issuance under the Plan subject to adjustment for certain dilutive events. At the end of fiscal 1995, options to purchase 1,435,494 shares were outstanding. During fiscal 1995, options were granted to purchase 238,750 shares of Common Stock at per share exercise prices of $6.75 to $8.50 and options for 44,868 shares were exercised at exercise prices of $1.58 to $6.40 per share. A total of 310,241 shares of Common Stock remain available for future grants under the Plan.

The following table shows stock option grants for the named executive officers during the fiscal year ended December 29, 1995:

                     OPTION/SAR GRANTS IN FISCAL 1995
                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                        Individual Grants                           Price Appreciation for Option Term
               -----------------------------------------------------------------    ----------------------------------
                Number of
                Securities
                Underlying     % of Total Options/SARs     Exercise
               Options/SARs     Granted to Employees        Price     Expiration
Name            Granted (#)        in Fiscal Year         ($/Share)      Date              5% ($)        10% ($)
-----          ------------    -----------------------    ---------   ----------         ---------     ----------
Vincent Martin         0                 --                     --           --                --             --
Mark Train             0                 --                     --           --                --             --
Larry Edwards          0                 --                     --           --                --             --
David Anderson    50,000             20.94%                  $7.01       1/3/08          $310,531       $859,828
James Tyler       10,000              4.19%                  $6.75     12/19/08           $59,781       $165,528


The following table shows stock options exercised for the named executive officers during the fiscal year ended December 29, 1995:


                       AGGREGATED OPTION/SAR EXERCISES IN LAST
                        FISCAL YEAR AND FY-END OPTION VALUES

                                                               Number of Securities            Value of Unexercised
                                                              Underlying Unexercised               In-the-Money
                   Shares Acquired                          Options/SARs at FY-End (#)       Options/SARs at FY-End ($)
                                                           ----------------------------     ----------------------------
Name               on Exercise (#)    Value Realized ($)   Exercisable    Unexercisable     Exercisable    Unexercisable
----               ---------------    ------------------   -----------    -------------     -----------    -------------
Vincent Martin             0                   --                 --             --                 --            --
Mark Train                 0                   --                 --             --                 --            --
Larry Edwards         10,000              100,000            139,609         10,000           $481,081        $6,563
David Anderson             0                   --                 --         50,000                 --            $0
James Tyler                0                   --                 --         22,500                 --            $0


                         COMPENSATION COMMITTEE REPORT

As is the case each year, the Compensation Committee reviewed the proposed 1996 salary and bonuses and the 1995 stock option grants for the executive officers at the Compensation Committee meeting on December 19, 1995. Base salaries for all executive officers are established at levels considered appropriate considering the scope of each officer's responsibilities. The proposed salary levels were compared to nationally recognized published compensation surveys and in each case, the proposed salary levels were in line with or below the average salary levels in the report for comparable positions of responsibility.

A significant amount of the total compensation of Mr. Martin and each other executive officer is dependent on the performance of the Company. Presidents of the Company's operating divisions (including Messrs. Edwards, Anderson and Tyler) earn bonuses equal to a stated percentage of their base salary based on the return on average capital employed for their respective divisions. The other corporate officer, the Controller, earns a bonus based on the Company's return on average equity. For competitive reasons, the Committee has determined not to specify the target return rates. Executive officers other than Messrs. Martin and Train can elect, at the beginning of each fiscal year, to defer 25% of their bonus into a growth bonus program for three years. They receive interest on their deferred amounts plus a growth bonus equal to the four year compound annual growth in earnings per share (up to a maximum of 20%) calculated from a base equal to the earnings per share for the fiscal year ended just prior to election. This growth rate is multiplied by the maximum incentive bonus that could have been paid for the fiscal year of election.

In fixing the stock option grants for fiscal 1995, the Committee considered the current stock holdings of each officer, their responsibilities and historical and anticipated future contributions to the Company's performance. The Committee believes that selective grants of stock options, along with the performance-based cash compensation described above, promote an identity of interest between the Company's officers and its shareholders.

Because of the scope of their responsibilities as President and Executive Vice President, respectively, and given the substantial equity stake they each have in the Company, the Compensation Committee separately considers the compensation of Messrs. Martin and Train. Their salaries, like the other officers', are determined by reference to published compensation surveys, and their salary levels are in line with or below such published salary levels for comparable positions of responsibility. The Committee believes a significant portion of the total annual compensation of Messrs. Martin and Train should be directly tied to the Company's performance. Accordingly, Messrs. Martin and Train also earn cash bonuses based on an increase in earnings per share in the current fiscal year compared to the prior year. The bonuses begin at 10% of base salary and increase to a maximum of 80% of base salary as the Company's earnings per share increase over the prior year from 0% to 40%. The Committee considers earnings per share a meaningful objective standard by which to measure the Company's performance and the effectiveness of the efforts of Messrs. Martin and Train.

The Compensation Committee is of the opinion that the compensation levels for the named executive officers are reasonable when compared to similar positions of responsibility and scope in similar industries and that an appropriate amount of total compensation is based on the performance of the Company, and therefore provides sufficient incentive for these individuals to attain improved results in the future.


                           Compensation Committee
                           Wayne Fethke, Chairman
                                David Drury
                                Frank Jones
                              Wayne Oldenburg


                             STOCK PERFORMANCE

The following chart tracks the value of $100 invested on January 1, 1991, in Jason Incorporated common stock compared to the change in the S&P 500 Index and the S&P Industrials Index. The chart shows that $100 invested five years ago in Jason Incorporated common stock was worth $147.19 at December 31, 1995, compared to $179.59 for the S&P 500 and $175.85 for the S&P Industrials Index:



                                  JASON
                               INCORPORATED
                     STOCK PERFORMANCE COMPARED TO THE
                     S&P 500 AND S&P Industrials Indexs



             JASON STOCK         S&P 500 INDEX       S&P INDUSTRIALS INDEX
          PRICE     JASON     INDEX     S&P 500      INDEX     S&P INDUSTRIALS
Jan-91    4.42     100.00    343.00      100.00     410.00              100.00
Feb-91    4.61     104.35    367.00      107.00     435.00              106.10
Mar-91    4.99     113.04    375.00      109.33     440.00              107.32
Apr-91    5.18     117.39    375.00      109.33     440.00              107.32
May-91    6.27     142.03    390.00      113.70     465.00              113.41
Jun-91    6.46     146.38    371.00      108.16     435.00              106.10
Jul-91    6.85     155.07    388.00      113.12     460.00              112.20
Aug-91    6.40     144.93    395.00      115.16     470.00              114.63
Sep-91    6.91     156.52    388.00      113.12     460.00              112.20
Oct-91    7.10     160.87    393.00      114.58     465.00              113.41
Nov-91    6.78     153.62    375.00      109.33     435.00              106.10
Dec-91    6.78     153.62    417.00      121.57     490.00              119.51
Jan-92    7.68     173.91    408.00      118.95     480.00              117.07
Feb-92    8.32     188.41    412.00      120.12     485.00              118.29
Mar-92    8.19     185.51    403.00      117.49     477.00              116.34
Apr-92    8.70     197.10    415.00      120.99     490.00              119.51
May-92    8.64     195.65    416.00      121.28     490.00              119.51
Jun-92    7.81     176.81    408.00      118.95     480.00              117.07
Jul-92    8.00     181.16    423.00      123.32     495.00              120.73
Aug-92    7.81     176.81    413.00      120.41     480.00              117.07
Sep-92    7.81     176.81    418.00      121.87     485.00              118.29
Oct-92    6.27     142.03    419.00      122.16     485.00              118.29
Nov-92    6.08     137.68    432.00      125.95     506.00              123.41
Dec-92    6.72     152.17    435.00      126.82     510.00              124.39
Jan-93    6.64     150.36    439.00      127.99     509.00              124.15
Feb-93    6.88     155.80    443.00      129.15     509.00              124.15
Mar-93    6.88     155.80    452.00      131.78     518.00              126.34
Apr-93    6.56     148.55    440.00      128.28     505.00              123.17
May-93    6.60     149.46    450.00      131.20     521.00              127.07
Jun-93    6.60     149.46    451.00      131.49     514.00              125.37
Jul-93    7.40     167.57    448.00      130.61     507.00              123.66
Aug-93    8.00     181.16    464.00      135.28     524.00              127.80
Sep-93    8.20     185.69    459.00      133.82     517.00              126.10
Oct-93    9.40     212.86    468.00      136.44     535.00              130.49
Nov-93    9.40     212.86    462.00      134.69     534.00              130.24
Dec-93   10.60     240.04    466.00      135.86     540.00              131.71
Jan-94    9.60     217.39    482.00      140.52     558.00              136.10
Feb-94   11.80     267.21    467.00      136.15     547.00              133.41
Mar-94   10.20     230.98    446.00      130.03     521.00              127.07
Apr-94   11.80     267.21    451.00      131.49     525.00              128.05
May-94   11.00     249.09    457.00      133.24     532.00              129.76
Jun-94    9.50     215.13    444.00      129.45     516.00              125.85
Jul-94    8.75     198.14    458.00      133.53     534.00              130.24
Aug-94    9.00     203.80    476.00      138.78     558.00              136.10
Sep-94    9.25     209.47    463.00      134.99     548.00              133.66
Oct-94    9.50     215.13    472.00      137.61     561.00              136.83
Nov-94    8.75     198.14    454.00      132.36     540.00              131.71
Dec-94    9.00     203.80    459.00      133.82     548.00              133.66
Jan-95    9.00     203.80    470.00      137.03     554.00              135.12
Feb-95    8.75     198.14    487.00      141.98     576.00              140.49
Mar-95    8.63     195.31    501.00      146.06     597.00              145.61
Apr-95    9.25     209.47    515.00      150.15     612.00              149.27
May-95    9.63     217.96    533.00      155.39     632.00              154.15
Jun-95   10.25     232.11    545.00      158.89     650.00              158.54
Jun-95   Jul-95    9.75     220.79    562.00      163.85     671.00              163.66
Aug-95    9.75     220.79    561.00      163.56     664.00              161.95
Sep-95    8.50     192.48    584.00      170.26     687.00              167.56
Oct-95    6.50     147.19    582.00      169.68     684.00              166.83
Nov-95    7.13     161.35    605.00      176.38     712.00              173.66
Dec-95    6.50     147.19    616.00      179.59     721.00              175.85





                           SECURITY OWNERSHIP

The following table sets forth certain information with respect to (a) each person known to the Company to own beneficially more than 5% of the Company's Common Stock, (b) each director of the Company, (c) the named executive officers, and (d) all directors and officers as a group:


     Name and Address of                         Number of
     Beneficial Owner                          Shares Owned       Percent
     -------------------                       ------------       -------
Vincent Martin                                   4,960,642         24.7%
   411 East Wisconsin Avenue, Suite 2500
   Milwaukee, WI 53202
Mark Train                                       3,474,376         17.3%
   411 East Wisconsin Avenue, Suite 2500
   Milwaukee, WI 53202
State of Wisconsin Investment Board              1,942,175 (1)      9.7%
     P.O. Box 7842
     Madison, WI 53707
Flemming Capital Management                      1,117,362 (2)      5.6%
     1285 Avenue of the Americas
     New York, NY 10019
David L. Babson & Company, Inc.                  1,072,902 (3)      5.3%
     One Memorial Drive
     Cambridge, MA 02142-1300
James Tyler                                        423,869 (4)      2.1%
     5401 Hamilton Avenue
     Cleveland, OH 44114
Larry Edwards                                      152,210 (5)      (12)
     6120 South Yale, Suite 1480
     Tulsa, OK 74136
Wayne Oldenburg                                    134,178 (6)      (12)
     8600 West Bradley Road
     Milwaukee, WI 53224
Frank Jones                                         83,186 (7)      (12)
     6740 North St. Andrews Drive
     Tucson, AZ 85718
David Anderson                                      62,573 (8)      (12)
     9009 N. 51st Street
     Milwaukee, WI 53223
David Drury                                         57,863 (9)      (12)
     115 North Janacek Road
     Brookfield, WI 53045
Wayne Fethke                                        56,773 (10)     (12)
     636 Science Drive
     Madison, WI  53711
All directors and officers as a                  9,935,752 (11)    49.4%
     group (fifteen persons)

------------
(1)  The State of Wisconsin Investment Board has reported to the Company that a
     Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1995, it had sole power to vote
     1,942,175 shares.
(2)  Flemming Capital Management has reported to the Company that a Schedule
     13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1995, it had shared power to vote 1,117,362 shares.
(3)  David L. Babson & Company, Inc. has reported to the Company that a
     Schedule 13G was filed with the Securities and Exchange Commission indicating that as of December 31, 1995, it had sole power to vote 766,535 shares and shared power to vote 306,367 shares.
(4)  Includes options to purchase 22,500 shares.
(5)  Includes options to purchase 149,609 shares.
(6)  Includes options to purchase 17,813 shares.
(7)  Includes options to purchase 66,154 shares.
(8)  Includes options to purchase 50,000 shares.
(9)  Includes options to purchase 41,837 shares.
(10) Includes options to purchase 48,576 shares.
(11) Includes options to purchase 840,268 shares.
(12) Less than 1%.


                                  CERTAIN TRANSACTIONS

Messrs. Martin and Train have entered into a voting agreement pursuant to which each has agreed to vote his shares for the election of one director nominated by the other. The agreement expires on April 14, 1997. The agreement does not affect their ability to vote their stock on any other matter or for additional directors. Compliance with Section 16(a) of the Securities Exchange Act of 1934
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during fiscal 1995 all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.


                            BOARD OF DIRECTORS PROPOSAL TO
                    RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed Price Waterhouse LLP as independent certified public accountants to examine the financial statements of the Company for the 1996 fiscal year. Unless otherwise directed, the Proxy will be voted in favor of the ratification of such appointment. Although this appointment is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholder ratification is not received, the Board will reconsider the appointment. Price Waterhouse LLP has served as auditors for the Company since its formation in 1986. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will be provided an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.


                    PROPOSALS FOR 1997 ANNUAL MEETING

Any shareholder who desires to submit a proposal for the 1997 Proxy Statement and Annual Meeting should submit the proposal in writing to Vincent Martin, President, Jason Incorporated, 411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202. The Company must receive a proposal by November 16, 1996, in order to consider it for inclusion in the 1997 Proxy Statement.


                         EXPENSES OF SOLICITATION

The cost of this solicitation of Proxies will be paid by the Company. It is anticipated that the Proxies will be solicited only by mail, except that solicitation personally or by telephone may also be made by the Company's regular employees who will receive no additional compensation for their services in connection with the solicitation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to beneficial owners of stock held by such persons. The Company will reimburse such parties for their expenses in so doing.


                               ANNUAL REPORT

A copy of the 1995 Annual Report of the Company accompanies this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year 1995 will be provided without charge on written request of any shareholder whose Proxy is being solicited by the Board of Directors. The written request should be directed to: Corporate Secretary, Jason Incorporated, 411 East Wisconsin Avenue, Suite 2500, Milwaukee, Wisconsin 53202.



                                     By Order of the Board of Directors



                                     Mark Train, Secretary


Milwaukee, Wisconsin
March 15, 1996